United States
Securities and Exchange Commission
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017
 Cullen/Frost Bankers, Inc.
(Exact name of issuer as specified in its charter)

Texas	74-1751768
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 W. Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip code)
(210) 220-4011
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. (the “Corporation”) held on April 27, 2017, shareholders voted on the following matters:

(1)	To elect fifteen nominees to serve as Directors for a one-year term that will expire at the 2018 Annual Meeting of Shareholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
R. Denny Alexander	49,653,107	4,168,281	392,703	5,504,540
Carlos Alvarez	53,670,128	164,256	379,707	5,504,540
Chris Avery	53,799,081	21,940	393,070	5,504,540
Samuel G. Dawson	53,743,768	76,156	394,167	5,504,540
Crawford H. Edwards	53,654,077	169,174	390,840	5,504,540
Ruben M. Escobedo	53,444,266	388,613	381,212	5,504,540
Patrick B. Frost	53,176,254	662,623	375,214	5,504,540
Phillip D. Green	53,225,151	595,391	393,549	5,504,540
David J. Haemisegger	53,746,058	59,606	408,427	5,504,540
Karen E. Jennings	53,574,627	245,663	393,801	5,504,540
Richard M. Kleberg, III	53,490,074	346,103	377,914	5,504,540
Charles W. Matthews	53,523,806	289,048	401,237	5,504,540
Ida Clement Steen	53,616,568	199,653	397,870	5,504,540
Graham Weston	48,901,371	4,916,844	395,876	5,504,540
Horace Wilkins, Jr.	53,615,739	193,708	404,644	5,504,540

(2)	To ratify the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost for the fiscal year that began January 1, 2017. Final voting results were as follows:

Votes For	58,903,184
Votes Against	420,678
Abstentions	394,769

(3)	To provide non-binding approval of executive compensation. Final voting results were as follows:

Votes For	52,231,687
Votes Against	1,273,248
Abstentions	709,156
Broker Non-Votes	5,504,540

(4)
To provide a non-binding selection of the frequency of future votes on executive compensation by indicating whether the vote on executive compensation should take place every one year, every two years or every three years. Final voting results were as follows:

1 Year	49,492,312
2 Years	272,720
3 Years	3,767,462
Abstentions	681,597
Broker Non-Votes	5,504,540

Consistent with the preferred frequency expressed by the Corporation's shareholders, the Corporation has determined to hold a non-binding advisory vote to approve executive compensation every year, until the next required non-binding advisory vote on the frequency of shareholder votes on the compensation of the Corporation's executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Jerry Salinas
Jerry Salinas
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer and Principal Accounting Officer)

Dated:	April 27, 2017